UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): July 19, 2019

BLUEKNIGHT ENERGY PARTNERS, L.P.
(Exact name of Registrant as specified in its charter)

DELAWARE	001-33503	20-8536826
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

6060 American Plaza, Suite 600 Tulsa, Oklahoma	74135
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (918) 237-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units	BKEP	The Nasdaq Global Market
Series A Preferred Units	BKEPP	The Nasdaq Global Market

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 19, 2019, BKEP Management, Inc., a subsidiary of Blueknight Energy Partners, L.P. (the “Partnership”), entered into an Employment Agreement with Mr. D. Andrew Woodward that governs Mr. Woodward’s employment as the Chief Financial Officer of the general partner of the Partnership, Blueknight Energy Partners G.P., L.L.C. (the “General Partner”). Entry into the Employment Agreement was contemplated by the offer letter between Mr. Woodward and the General Partner entered into upon Mr. Woodward’s appointment as Chief Financial Officer.
The Employment Agreement has an initial term of three years and will automatically renew upon each anniversary date for an additional one-year period. Mr. Woodward will receive an initial base annual salary of $350,000, as well as, the compensation package described in the Partnership’s Current Report on Form 8-K filed on April 10, 2019, and will be eligible to participate in all benefit programs maintained by the Partnership, including annual bonus and long-term incentive programs. In the event of the termination of Mr. Woodward’s employment without Cause (as defined in the Employment Agreement) or due to Good Reason (as defined in the Employment Agreement), Mr. Woodward will be entitled to an amount equal to one year’s base salary, twelve months welfare benefits continuation, and any unpaid make-whole payments.

The foregoing description of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Employment Agreement, a copy of which is filed as Exhibit 10.1 this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

EXHIBIT NUMBER	DESCRIPTION

10.1	Employment Agreement dated July 19, 2019, between BKEP Management, Inc. and D. Andrew Woodward.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEKNIGHT ENERGY PARTNERS, L.P.

	By:	Blueknight Energy Partners G.P., L.L.C.
its General Partner

Date: July 23, 2019	By:	/s/ Joel W. Kanvik
Joel W. Kanvik
Chief Legal Officer & Corporate Secretary